Provisions and contingencies	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and contingencies	Provisions and contingencies

(in thousands of USD)	Onerous contract	Total

Balance at January 1, 2019	5,265	5,265

Assumed in a business combination (Note 25)	(3,049)	(3,049)
Provisions used during the year	(447)	(447)
Balance at December 31, 2019	1,769	1,769

Non-current	1,381	1,381
Current	388	388
Total	1,769	1,769

Balance at January 1, 2020	1,769	1,769

Adoption IFRS 16	—	—
Provisions used during the year	(388)	(388)
Balance at December 31, 2020	1,381	1,381

Non-current	1,154	1,154
Current	227	227
Total	1,381	1,381
In 2004, Gener8 Maritime Subsidiary II Inc. entered into a non-cancellable lease for office space. This lease started on December 1, 2004 and would have expired on September 30, 2020. On July 14, 2015 this lease was extended for an additional 5 years until September 30, 2025. The facilities have been sub-let starting on December 1, 2018 for the remaining lease term, but changes in market conditions have meant that the rental income is lower than the rental expense. The obligation for the future payments, net of expected rental income, has been provided for. $3.0 million of the provision was reclassified to right-of-use assets as part of the adoption of IFRS 16 on January 1, 2019.

The Group is currently involved in a litigation. Provisions related to legal and arbitration proceedings are recorded in accordance with the accounting policy as described in Note 1.16. The claim has been submitted on January 15, 2021 by Unicredit Bank in London with the High Court of Justice of England and Wales. The claim relates to an alleged misdelivery of 101,809 metric tons of low sulphur fuel oil that was transported by the Suezmax vessel, Sienna. The charterer, Gulf Petrochem FZC, a company of GP Global, instructed the vessel to discharge the cargo at Sohar without presentation of the bill of lading but against a letter of indemnification issued by the charterer as is customary practice in the crude oil shipping industry. Unicredit bank, who had financed the cargo for an amount of USD 26,367,200 and had become the holder of the bill of lading, was not repaid in accordance with the financing arrangements agreed with Gulf Petrochem FZC. As holder of the bill of lading, Unicredit Bank is now claiming that amount of USD 26,367,200 together with interest from Euronav NV. The GP Global group is currently under a restructuring plan and any recourse under the letter of indemnity issued by Gulf Petrochem FZC is therefore doubtful. The Group believes that it has followed well established standard working practices and that it has valid defense arguments. Based on an external legal advice, management believes that it has strong arguments that the risk of an outflow is less than probable and therefore no provision is recognized. The court proceedings are in early stage.

Furthermore, the Group is involved in a number of disputes in connection with its day-to-day activities, both as claimant and defendant. Such disputes and the associated expenses of legal representation are covered by insurance. Moreover, they are not of a magnitude that lies outside the ordinary, and their scope is not of such a nature that they could jeopardize the Group's financial position.